SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2011

CENTRAL VALLEY COMMUNITY BANCORP

(Exact Name of Registrant as Specified in Charter)

California	000-31977	77-0539125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 N. Financial Dr., Suite 101, Fresno, CA		93720
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (559) 298-1775

(Former Name or Former Address, if Changed Since Last Report)          Not Applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8.1

Other Events

Central Valley Community Bancorp (Company) has undertaken to provide Former Shareholders of Service 1st Bancorp (Service 1st) information with respect to the Central Valley Community Bancorp Escrow Fund (Escrow Fund) which was established for the benefit of the Company and the former shareholders of Service 1st in connection with the merger of the Company and Service 1st, effective November 12, 2008. A report of the assets and liabilities of the Escrow Fund at December 31, 2010 and the receipts and disbursements of the Escrow Fund for the year ended December 31, 2010 is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Central Valley Community Bancorp

Date: March 31, 2011	By: /s/ David A. Kinross
Name: David A. Kinross
Title: Chief Financial Officer (principal financial officer)

Item 9.01     Financial Statements and Exhibits

(d) Exhibits.

99.1	Report to Former Shareholders of Service 1st Bancorp on the Central Valley Community Bancorp Escrow Fund for the Year ended December 31, 2010